Exhibit 99.1

LETTER OF TRANSMITTAL

Prospect Medical Holdings, Inc.

OFFER TO EXCHANGE

$160,000,000 aggregate principal amount of its 12 3/4% Senior Secured Notes, Series B, due 2014,

the issuance of which has been registered under the Securities Act of 1933,

for

any and all of its outstanding 12 3/4% Senior Secured Notes, Series A, due 2014

(CUSIP Numbers 743494AA4 (Rule 144A Notes) and U7430MAA1 (Reg. S Notes)).

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [                      ], 2010 (THE “EXPIRATION DATE”) UNLESS THE OFFER IS EXTENDED BY PROSPECT MEDICAL HOLDINGS, INC. IN ITS SOLE DISCRETION. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Overnight Courier, Registered/ Certified Mail and by Hand:	Facsimile Transmission:

U.S. Bank National Association	Fax: 651-495-8158
Corporate Trust Services	Attn: Specialized Finance
60 Livingston Avenue St. Paul, Minnesota 55107	Fax cover sheets should provide a call back phone number and request a call back, upon receipt.
Attn: Specialized Finance
Telephone: (800) 934-6802

Internet: www.usbank.com/corp_trust/bondholder_contact.html

E-Mail: cts.specfinance@usbank.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned hereby acknowledges receipt and review of the prospectus, dated [                  ], 2009 (the “Prospectus”), of Prospect Medical Holdings, Inc. (the “Company”) and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange up to $160,000,000 aggregate principal amount of its 12 3/4% Senior Secured Notes, Series B, due 2014 (“Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s currently outstanding 12 3/4% Senior Secured Notes, Series A, due 2014 (“Original Notes”). The terms of the Exchange Notes are identical to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the transfer restrictions, registration rights and additional interest provisions relating to the Original Notes will not apply to the Exchange Notes.

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended. The Company will notify the Exchange Agent and each registered holder of the Original Notes of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date and will also disseminate notice of any extension by press release or other public announcement prior to 9:00 a.m., New York City time on such date.

This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Original Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Original Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Original Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as “Acting Holder”); or (iii) tender of Original Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

If delivery of the Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Original Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program (“ATOP”). By using the ATOP procedures to tender Original Notes, Holder will not be required to deliver this Letter of Transmittal to the Exchange Agent. However, Holder will be bound by its terms, and will be deemed to have made the acknowledgments and the representations and warranties it contains, just as if such Holder had signed it.

Unless the context requires otherwise, the term “Holder” for purposes of this Letter of Transmittal means: (i) any person in whose name Original Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC whose Original Notes are held of record by DTC who desires to deliver such Original Notes by book-entry transfer at DTC.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR ORIGINAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Stated Amounts at Maturity should be listed on a separate signed schedule affixed hereto. Tenders of Original Notes will be accepted only in denominations of $2,000 and any integral multiples of $1,000 in excess of $2,000.

DESCRIPTION OF ORIGINAL NOTES

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)* (Attached signed list if necessary)	Aggregate Stated Amount at Maturity Tendered (if less than all)**

Total Stated Amount at Maturity of Original Notes Tendered

*	Need not be completed by Holders tending by book-entry transfer.
**	Need not be completed by Holders who wish to tender with respect to all Original Notes listed. See Instruction 2.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Account:

Transaction Code No.:

Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available, or (ii) who cannot deliver their Original Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Original Notes:

Window Ticket No. (If Any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

DTC Book-Entry Account No.:

If Delivered by Book-Entry Transfer:

Name of Tendering Institution:

Transaction Code:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described stated amount at maturity of Original Notes. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company and as Trustee under the Indentures for the Original Notes and the Exchange Notes) to cause the Original Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Original Notes.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

By tendering, each Holder of Original Notes represents to the Company that:

(i)    the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder itself,

(ii)    at the time of the commencement or consummation of the Exchange Offer neither the Holder of Original Notes nor, to the knowledge of such Holder, any other person receiving Exchange Notes from such Holder has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act,

(iii)    neither the Holder nor, to the knowledge of such Holder, any such other person receiving Exchange Notes from such Holder is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or any of the guarantors, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

(iv)    if the Holder is not a broker-dealer, neither such Holder, nor to the knowledge of such Holder, any other person receiving Exchange Notes from such Holder, is engaging in or intends to engage in a distribution of the Exchange Notes, and

(v)    if the Holder is a broker-dealer, such Holder has acquired the Exchange Notes for its own account in exchange for the Original Notes that were acquired as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the Securities Act (including, but not limited to, the prospectus delivery requirements thereunder).

By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, a broker-dealer is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Original Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent, with written confirmation of any oral notice to be given promptly thereafter, and complied with the applicable provisions of the registration rights agreement entered into in connection with the private offering of the Original Notes (the “Registration Rights Agreement”). If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Original Notes are submitted for a greater stated amount at maturity than the Holder desires to exchange, such unaccepted or non-exchanged Original Notes will be returned without expense to the tendering Holder thereof (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Notes will be credited to an account maintained with such Book-Entry Transfer Facility) promptly after the expiration or termination of the Exchange Offer.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned understands that tenders of Original Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions”, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Original Notes tendered by DTC, by credit to the respective account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions”, please send the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any certificates for Original Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF ORIGINAL NOTES REGARDLESS OF WHETHER ORIGINAL NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for Original Notes or, if tendered by a participant in DTC exactly as such participant’s name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Original Notes, then the registered Holder(s) must sign a valid proxy.

X	Date:

X	Date:
Signature(s) of Holder(s) or Authorized Signatory

Names:	Address:

(Please Print)	(Including ZIP Code)

Capacity(ies):	Area Code and Telephone No:

Social Security No(s).:

SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)

CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Original Notes in a stated amount at maturity not tendered or exchanged are to be issued in the name of, or certificates for the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the chart entitled “Description of Original Notes” within this Letter of Transmittal, or if Original Notes tendered by book-entry transfer that are not accepted are maintained at DTC other than the account indicated above.

Name:

Address:
(Please Print)

Zip Code:

Taxpayer Identification or Social Security Number:

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Original Notes in a stated amount at maturity not tendered or exchanged or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the chart entitled “Description of Original Notes” within this Letter of Transmittal or to be credited to an account maintained at DTC other than the account indicated above.

Name:

Address:
(Please Print)

Zip Code:

Taxpayer Identification or Social Security Number:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.    The certificates for the tendered Original Notes (or a confirmation of a book-entry into the Exchange Agent’s account at DTC of the Original Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. the Company may extend the Expiration Date in its sole discretion by a public announcement given no later than 9:00 A.M., New York City time, on the next business day following the previously scheduled Expiration Date. The method of delivery of the tendered Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, the Company recommends registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Original Notes should be sent to the Company.

Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Exchange Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Original Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, acceptable to The Company (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Original Notes, the certificate number or numbers of such Original Notes and the amount of Original Notes being tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal) together with the certificate(s) representing the Original Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent’s account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal), as well as all other documents required by this Letter of Transmittal, and the certificate(s) representing all tendered Original Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent’s account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Original Notes who wishes to tender these Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

2.    PARTIAL TENDERS; WITHDRAWALS.    If less than all Original Notes are tendered, the tendering Holder should fill in the number of Original Notes tendered in the third columns of the charts entitled “Description of Original Notes.” All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Original Notes are tendered, Original Notes for the aggregate stated amount at maturity of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Original Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Original Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC promptly after the Original Notes are accepted for exchange.

3.    SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.    If this Letter of Transmittal (or copy hereof) is signed by the registered Holder of the Original Notes tendered hereby, the signature must correspond with the name as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal (or copy hereof) is signed by the registered Holder of Original Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Original Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Original Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder of Original Notes listed therein, such Original Notes must be endorsed or accompanied by properly completed bond powers which authorized such person to tender the Original Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder appears on the Original Notes.

If this Letter of Transmittal (or copy hereof) or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and unless waived by The Company, evidence satisfactory to The Company of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”) unless the Original Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Original Notes) who has not completed the box set forth herein entitled “Special Issuance Instructions” or “Special Delivery Instructions” of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.    Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Original Notes for stated amount at maturity not tendered or exchanged are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Original Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5.    TRANSFER TAXES.    Holders who tender their Original Notes for Exchange Notes will not be obligated to pay any transfer taxes in connection with the exchange. If, however, certificates representing Exchange Notes, or Original Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

6.    WAIVER OF CONDITIONS.    The Company reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.    MUTILATED, LOST, STOLEN OR DESTROYED NOTES.    Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

9.    IRREGULARITIES.    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company’s acceptance of which would, in the opinion of The Company or The Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Original Notes based on the specific facts or circumstances. Notwithstanding the forgoing, The Company does not expect to treat any Holder of Original Notes differently to the extent they present the same facts or circumstances. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) either before or after the Expiration Date will be in its sole discretion and will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as The Company shall determine. Although The Company intends to notify Holders of defects or irregularities with respect to tenders of Original Notes, neither The Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned without cost by the Exchange Agent to the tendering Holders of Original Notes, unless otherwise provided in this Letter of Transmittal, promptly after the expiration or termination of the Exchange Offer.

10.    NO CONDITIONAL TENDERS.    No alternative, conditional, irregular or contingent tenders will be accepted unless consented to by The Company. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

11.    DEFINITIONS.    Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

12.    INFORMATION REPORTING AND BACKUP WITHHOLDING.    Payments made to Tendering Holders (or other payees) may be subject to information reporting and backup withholding of U.S. federal income tax, currently at a rate of 28%. To avoid backup withholding, each U.S. Holder that does not otherwise establish an exemption should complete and provide to U.S. Bank National Association an Internal Revenue Service (“IRS”) Form W-9, certifying that such U.S. Holder is a U.S. person, the taxpayer identification number provided is correct, and that such U.S. Holder is not subject to backup withholding. Failure to provide the correct information on the Form W-9 may subject the tendering U.S. Holder to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment. Each non-U.S. Holder must complete and submit an IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to such non-U.S. Holder’s foreign status. Such forms may be obtained from U.S. Bank National Association or at the IRS website at http://www.irs.gov.

IMPORTANT:    THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.